UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 13, 2021

START SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52227	20-4910418
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

 24 Quaker Lane

Warwick, RI 02886

(Address of principal executive offices and Zip Code)

(401-753-4260)

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 13, 2021 (the “Dismissal Date”), the Board of Directors of Start Scientific, Inc. (the “Company”) dismissed Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) (“Pinnacle”) as the Company’s independent registered public accounting firm, effective immediately. The report of Pinnacle Accountancy Group of Utah on the Company’s financial statements as of and for the year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2018 and through the Dismissal Date, there were (i) no disagreements between the Company and Pinnacle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Pinnacle, would have caused Pinnacle to make reference thereto in their report on the consolidated financial statement for such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Pinnacle with a copy of this Form 8-K and requested that Pinnacle furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Pinnacle agrees with the above statements. A copy of such letter, dated July 15, 2021, is attached as Exhibit 16.1.

[(b)       Contemporaneous with the dismissal of Pinnacle, the Board of Directors of the Company engaged Slack & Company CPAs, LLC (“Slack”) to serve as the Company’s independent registered public accounting firm for the years ending December 31, 2019, and 2020, and quarter reports for the quarters ending March 31, June 30, and September 30, 2019, and 2020, and the quarter ended March 31, 2021, effective as of the Dismissal Date. During the years ended December 31, 2018 and through the Dismissal Date, the Company has not consulted with Slack regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Slack concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.]

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibit
16.1	Letter from Pinnacle Accountancy Group of Utah

       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2021

START SCIENTIFIC, INC. S/ Erwin Vahlsing, Jr. By: Erwin Vahlsing, Jr., CFO